UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2024
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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	AMPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2024, William F. Concannon, in connection with his retirement from CBRE, Inc. (“CBRE”), a global commercial real estate services company and sponsor of the Company during its initial public offering, submitted his resignation as a member of the Board of Directors (the “Board”) of Altus Power, Inc. (the “Company”), as the Class B Director. The resignation was effective as of such date. The Company appreciates Mr. Concannon’s dedicated service to the Board. There were no disagreements between the Company and Mr. Concannon that led to his decision to resign.

Effective February 27, 2024, the Class B Stockholders have designated Robert Bernard, age 58, to fill the vacancy created by such resignation, in accordance with the Company’s organizational documents, whereby the majority of the Class B Stockholders have the right to appoint the Class B Director, and they have designated Mr Bernard, who is employed by CBRE. Since February 2023, Mr. Bernard has served as Chief Sustainability Officer with CBRE. Prior to that, he was Managing Director and Founder of CommonWeath Equity Partners, LLC, a circular economy private equity firm focused on investments that convert highly polluting waste streams into profitable products, from August 2019 to December 2022. He served as a Strategic Advisor, Global Head of Strategic Partnerships, for National Geographic from October 2018 to July 2019 and held various positions as Chief Environmental Strategist, General Manager Global Software Partnerships and Senior Director of Program Management, with Microsoft, a software company, from 1997 to 2018. Mr. Bernard has also been on the Board of Directors and Compensation Committee of Ecore International, a privately held manufacturer of recycled rubber products, since January 2021.

Mr. Bernard will be entitled to the standard compensation provided to non-employee directors, on a prorated basis for the current year, as such compensation is described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on April 13, 2022, as amended by the Board from time to time.

Item 8.01 - Other Events.

On March 4, 2024, Altus Power issued a press release announcing Mr. Concannon’s resignation and Mr. Bernard’s appointment as a Class B director. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference,

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of March, 2024.

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director